                                                                    EXHIBIT 99.4

                          NOTICE OF GUARANTEED DELIVERY

                                    TO TENDER

                      OUTSTANDING 9% SENIOR NOTES DUE 2012

                                       OF

                          CHESAPEAKE ENERGY CORPORATION

     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED ____________, 2002



     As set forth in the Prospectus, dated _______________, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus") of Chesapeake Energy Corporation (the "Company") under the caption "Exchange
Offer-- Guaranteed Delivery Procedures" and in the Letter of Transmittal to
Tender 9% Senior Notes due 2012 of Chesapeake Energy Corporation, this form or one substantially equivalent hereto must be used to accept the Exchange Offer
(as defined below) if: (i) certificates for outstanding 9% Senior Notes due 2012
(the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See
"Exchange Offer -- Procedures for Tendering" in the Prospectus.

================================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ________________, 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
OFFER IS EXTENDED BY THE COMPANY.
================================================================================


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

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
            By Mail:                 By Overnight Courier and By    By Hand Delivery to 4:30 p.m.:       By Facsimile:
                                   Hand Delivery After 4:30 p.m.:                                       (212) 298-1915

                                        The Bank of New York             The Bank of New York
      The Bank of New York           101 Barclay Street - 7 East      101 Barclay Street - 7 East
   101 Barclay Street - 7 East        New York, New York 10286         New York, New York 10286
    New York, New York 10286         Attention: Corporate Trust       Attention: Corporate Trust
   Attention: Corporate Trust        Operations - Reorganization      Operations - Reorganization
Operations - Reorganization Unit                Unit                             Unit

  (registered or certified mail                                                                          (For Eligible
          recommended)                                                                                 Institutions Only)
                                                                                                     Confirm By Telephone:
                                                                                                         (212) 815-2742


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A
   NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 P.M., New York City time, on ____________, 2002, unless extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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
========================================================================================================================

                                       DESCRIPTION OF OUTSTANDING NOTES TENDERED

----------------------------------------   -------------------------------------   -------------------------------------
  CERTIFICATE NUMBER(S) (IF KNOWN) OF           AGGREGATE PRINCIPAL AMOUNT                   PRINCIPAL AMOUNT
OUTSTANDING NOTES OR ACCOUNT NUMBER AT       REPRESENTED BY OUTSTANDING NOTES                    TENDERED
        THE BOOK-ENTRY FACILITY
----------------------------------------   -------------------------------------   -------------------------------------

----------------------------------------   -------------------------------------   -------------------------------------

----------------------------------------   -------------------------------------   -------------------------------------

----------------------------------------   -------------------------------------   -------------------------------------

----------------------------------------   -------------------------------------   -------------------------------------
                                           Total:                                  Total:
========================================   =====================================   =====================================
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
                                              PLEASE SIGN AND COMPLETE
Signature(s): ________________________                      Name(s): ___________________________________
Address: _____________________________                      Capacity (full title), if signing
                                                            in a representative capacity: ______________
(Zip Code) ___________________________                      ____________________________________________
Area Code and Telephone Number:                             Taxpayer Identification or Social Security
______________________________________                      Number: ____________________________________
Dated: _______________________________

========================================================================================================================
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              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                    GUARANTEE
                    (Not to be used for signature guarantees)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

================================================================================

Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
Area Code and Telephone No.: ___________________________________________________

Authorized Signature: __________________________________________________________
Name: __________________________________________________________________________
Title: _________________________________________________________________________
Dated: _________________________________________________________________________

================================================================================






NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.